ANNUAL REPORT, March 31, 2003

FBR AMERICAN GAS INDEX FUND, INC.

4922 Fairmont Avenue, Bethesda, Maryland 20814

800.622.1386            301.657.1510

Dear Fellow Shareholder: April 30, 2003

For the fiscal year ended March 31, 2003, the FBR American Gas Index Fund (the “Fund”)1 returned -30.40%. During the same twelve-month period, the Fund’s benchmarks, the American Gas Association Stock Index2, the Dow Jones Utility Index3 and the S&P 500 Index4 returned -27.97%, -28.67% and -24.76% respectively. The table below illustrates the Fund’s performance compared to its appropriate benchmarks for the 2003 fiscal year and other appropriate time periods. Although the Fund’s performance was in line with its benchmarks over the last year, we still feel it was disappointing but indicative of the overall performance of the natural gas distribution and transmission industry.

			Average Annual Total Returns as of 03/31/03
	Overall Rating[5] (Specialty Utility Funds)	Q1’03	1-Yr	5-Yr	10-Yr	Since Inception
FBR American Gas Index Fund[1]	«««««	-4.40%	-30.40%	-0.92%	5.76%	7.08%
AGA Stock Index[2]		-4.56%	-27.97%	1.67%	6.53%	7.69%
Dow Jones Utility Index[3]		-2.19%	-28.67%	-2.44%	3.39%	5.77%
S&P 500[4]		-3.15%	-24.76%	-3.77%	8.53%	9.72%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal will fluctuate so that investors’ shares when redeemed may be worth more or less than their original value.

Not FDIC Insured         •                 No Bank Guarantee         •                 May Lose Value

[1]	By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry’s assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.
[2]	American Gas Association Stock Index is a market-capitalization-weighted index adjusted monthly for the percentage of gas assets of the 70 member companies of the American Gas Association. No company may account for greater than 5% of the Index.
[3]	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.
[4]	The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of the 500 stocks representing all major industries.
[5]	For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The FBR American Gas Index Fund received five stars for the three-year, four stars for the five-year and five stars for the ten-year periods and was rated among 72, 64 and 20 U.S. domiciled specialty utility funds, respectively. ©2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Portfolio changes for the year corresponded to changes to the Fund’s benchmark, the American Gas Association Stock Index. We sold our holdings in Citizens Communications and Cascade Natural Gas and purchased the following companies:

Company	Ticker	Description	% of Net Assets
Pepco Holdings, Inc.	POM	An energy holding company with operations in Delaware, the District of Columbia, Maryland, New Jersey and Virginia.	0.20%
Ameren Corp.	AEE	A public utility holding company that is the largest electric utility in the State of Missouri and supplies electric and gas service in Missouri and Illinois.	0.78%
Puget Energy, Inc.	PSD	Energy services holding company that operates in Washington State.	1.10%
NorthWestern Corp.	NOR	A diversified energy company that serves South Dakota, Nebraska and Montana.	0.03%

Since our last correspondence six months ago, many of the factors that impact our Fund’s holdings have demonstrated some positive change. After several consecutive warmer than average heating seasons in the industrial northeast, we experienced a return to the more normalized temperature range. As a result, there was an increase in energy demand. In addition, the unsettled geopolitical situation has resulted in a general increase of wholesale energy prices (oil and gas) reversing the decline of the last few years. These positive developments were generally offset by the continuing soft economy and lingering corporate governance issues, such as the Enron effect, that negatively impacted the prices of the companies in the portfolio.

The table below shows the top and bottom five performers for the year and provides good insight on what has impacted the industry over the last twelve months. The top performers all had well thought out business strategies that were not impacted by the various corporate government issues impacting the industry. In the tortoise and hare analogy, these firms might have been considered tortoises a few years ago. The bottom five were definitely aggressive in their business strategies (yesterday’s hares) and have paid the price for it, as they have had to reduce earning estimates, sell assets and lower or eliminate dividends.

Top Five Gainers

Year Ended March 31, 2003
	Price Change	% of Net Assets
UGI Corp./UGI	45.82%	0.80%
Energen Corp./EGN	21.21%	1.12%
Questar Corp./STR	15.01%	2.96%
Entergy Corp./ETR	10.92%	0.20%
New Jersey Resources Corp./NJR	7.97%	1.94%

Bottom Five Laggards

Year Ended March 31, 2003
	Price Change	% of Net Assets
CMS Energy Corp./CMS	-80.51%	0.55%
The Williams Cos., Inc/WMB	-80.56%	1.39%
Allegheny Energy, Inc./AYE	-84.98%	0.06%
El Paso Corp./EP	-86.26%	2.67%
Aquila, Inc./ILA	-91.63%	0.31%

One may ask, “Why does this fund own these poor performers?” The simple answer: this is an index fund designed to track the performance of the independently maintained American Gas Association Stock Index. As long as these companies remain in the AGA Stock Index, we will continue to own them in the Fund. This is both the good and bad news of Index investing. Index investing is meant to be a low cost, diversified representation of an industry or market segment. It is passive investing, which means fund management is not attempting to pick winners and losers, thus eliminating the subjective human element of portfolio management. Although this provides little comfort when looking at last year’s performance, the merits of this approach to portfolio management are more than justified when examining the long-term results. Our continuing 5-star Morningstar rating5 also lends itself to the verification of this technique.

As always, we appreciate your continued support and investment. For more complete information about the FBR American Gas Index Fund, including fees and expenses and a copy of a free prospectus, please call 888.888.0025 or visit us on line at www.fbr.com/funds/. Investing in the Fund involves certain risks that are fully discussed in the prospectus, please read the prospectus carefully before you invest or send money.

Sincerely,

David H. Ellison	Winsor H. “Skip” Aylesworth
President	Vice President and Treasurer

Annualized Total Returns*
For the Periods Ended March 31, 2003	FBR American Gas Index Fund, Inc.(1)	Dow Jones Utility Index(1)(2)
One Year	(30.40)%	(28.67)%
Five Year	(0.92)	(2.44)
Ten Year	5.76	3.39

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

*	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Dow Jones Utility Index is unmanaged and does not reflect any expenses.
(2)	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS

March 31, 2003

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS
KeySpan Corp.	218,250	$7,038,563	4.83%
NiSource, Inc.	386,500	7,034,300	4.83
Dominion Resources, Inc.	125,700	6,960,009	4.78
Duke Energy Corp.	461,600	6,711,664	4.61
Public Service Enterprise Group, Inc.	172,600	6,332,694	4.35
PG&E Corp.*	413,000	5,554,850	3.82
AGL Resources, Inc.	220,001	5,198,624	3.57
Consolidated Edison, Inc.	122,000	4,693,340	3.22
WGL Holdings, Inc.	163,200	4,323,168	2.97
Questar Corp.	145,700	4,308,349	2.96
Piedmont Natural Gas Co., Inc.	118,050	4,208,482	2.89
NICOR, Inc.	144,250	3,940,910	2.71
Peoples Energy Corp.	110,000	3,934,700	2.70
El Paso Corp.	642,950	3,889,848	2.67
Exelon Corp.	69,100	3,483,331	2.39
National Fuel Gas Co.	154,000	3,367,980	2.31
Equitable Resources, Inc.	83,450	3,130,210	2.15
DTE Energy Co.	78,000	3,014,700	2.07
Atmos Energy Corp.	138,649	2,947,678	2.02
Vectren Corp.	132,800	2,856,528	1.96
New Jersey Resources Corp.	86,500	2,824,225	1.94
Energy East Corp.	157,200	2,798,160	1.92
CenterPoint Energy, Inc.	362,300	2,554,215	1.76
Southern Union Co.*	200,460	2,435,589	1.67
Southwest Gas Corp.	115,000	2,340,250	1.61
Northwest Natural Gas Co.	90,300	2,266,530	1.56
ONEOK, Inc.	115,100	2,110,934	1.45
Wisconsin Energy Corp.	79,800	2,026,920	1.39
The Williams Companies, Inc.	441,800	2,023,444	1.39
OGE Energy Corp.	107,100	1,924,587	1.32
Energen Corp.	50,900	1,631,854	1.12
Puget Energy, Inc.	75,400	1,606,774	1.10
The Laclede Group, Inc.	68,600	1,591,520	1.09
MDU Resources Group, Inc.	52,800	1,474,176	1.01
Cinergy Corp.	43,800	1,473,870	1.01
Xcel Energy, Inc.	113,300	1,451,373	1.00
Constellation Energy Group, Inc.	47,100	1,306,083	0.90
South Jersey Industries, Inc.	38,530	1,215,621	0.83

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)

March 31, 2003

	Shares	Value (Note 1)	Percent of Net Assets
COMMON STOCKS (continued)
UGI Corp.	25,650	$1,172,205	0.80%
Ameren Corp.	29,000	1,132,450	0.78
TXU Corp.	58,700	1,047,795	0.72
CMS Energy Corp.	183,000	807,030	0.55
Progress Energy, Inc.	19,000	743,850	0.51
NSTAR	18,500	740,370	0.51
NUI Corp.	41,960	612,616	0.42
WPS Resources Corp.	14,480	579,200	0.40
Northeast Utilities	41,000	570,720	0.39
TECO Energy, Inc.	50,100	532,563	0.37
PPL Corp.	14,700	523,467	0.36
American Electric Power Co., Inc.	22,600	516,410	0.35
PNM Resources, Inc.	22,000	494,780	0.34
EnergySouth, Inc.	16,900	447,005	0.31
Aquila, Inc.	214,100	445,328	0.31
Alliant Energy Corp.	27,100	435,497	0.30
CH Energy Group, Inc.	9,600	400,320	0.27
MGE Energy, Inc.	15,100	399,848	0.27
Avista Corp.	32,200	340,998	0.23
Pepco Holdings, Inc.	17,016	296,078	0.20
Southwestern Energy Co.*	22,600	296,060	0.20
Entergy Corp.	6,000	288,900	0.20
Chesapeake Utilities Corp.	13,990	263,012	0.18
Delta Natural Gas Co., Inc.	9,100	199,563	0.14
SEMCO Energy, Inc.	56,450	198,704	0.14
RGC Resources, Inc.	5,900	114,991	0.08
Allegheny Energy, Inc.	14,950	92,839	0.06
NorthWestern Corp.	23,500	49,350	0.03
Energy West, Inc.	5,900	45,135	0.03
Sierra Pacific Resources*	11,600	36,888	0.03
ALLETE, Inc.	1,550	32,178	0.02
Corning Natural Gas Corp.	1,228	17,376	0.01

Total Common Stocks (Cost $114,428,998)		141,859,579	97.39

FBR American Gas Index Fund, Inc.

STATEMENT OF NET ASSETS (continued)

March 31, 2003

	Value (Note 1)	Percent of Net Assets
REPURCHASE AGREEMENTS
With Mizuho Securities, Inc. dated 3/31/03 at 1.2% to be repurchased at $3,630,121 on 4/1/03, collateralized by $3,706,544 in U.S. Treasury Bills, due 8/28/03 (Cost $3,630,000)	$3,630,000	2.49%

Total Investments (Cost $118,058,998)	145,489,579	99.88
Other Assets Less Liabilities	173,146	0.12

Net Assets	$145,662,725	100.00%

Net Asset Value Per Share (Based on 13,996,176 Shares Outstanding)	$10.41

Net Assets Consist of:
Paid-in Capital	$158,561,422
Accumulated Net Realized Loss on Investments	(40,329,278)
Net Unrealized Appreciation of Investments	27,430,581

Net Assets	$145,662,725

Income Tax Information:

At March 31, 2003, the cost of the investment securities for Federal income tax purposes was $138,158,448. Net unrealized appreciation was $7,331,131 of which $35,159,069 related to appreciated investment securities and $27,827,938 related to depreciated investment securities.

Other Information:

For the year ended March 31, 2003, purchases of securities, excluding short-term securities, were $70,857,313 and sales (including maturities) of securities were $62,624,556.

*	Non-income producing

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2003

Investment Income
Dividends	$7,313,842
Interest	135,886

Total Investment Income	7,449,728

Expenses
Investment Advisory Fee (Note 2)	673,345
Accounting and Administrative Service Fee (Note 2)	604,724
Administrative Fee (Note 2)	168,336

Total Expenses	1,446,405
Reimbursement of Expense (Note 2)	(15,548)

Net Expenses	1,430,857

Net Investment Income	6,018,871

Realized and Unrealized Loss on Investments
Net Realized Loss on Investment Transactions	(28,778,357)
Change in Net Unrealized Appreciation of Investments	(45,770,288)

Net Loss on Investments	(74,548,645)

Net Decrease in Net Assets Resulting from Operations	$(68,529,774)

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended March 31,

	2003	2002
Increase (Decrease) in Net Assets
Operations
Net Investment Income	$6,018,871	$6,896,126
Net Realized Loss on Investment Transactions	(28,778,357)	(9,941,904)
Change in Net Unrealized Appreciation of Investments	(45,770,288)	(15,050,467)

Net Decrease in Net Assets Resulting from Operations	(68,529,774)	(18,096,245)

Distributions to Shareholders
From Net Investment Income	(6,020,369)	(6,895,460)
From Net Realized Gain on Investments	—	(26,620,557)

Total Distributions to Shareholders	(6,020,369)	(33,516,017)

Share Transactions
Net Proceeds from Sales of Shares	45,806,311	88,412,715
Reinvestment of Distributions	5,638,918	31,143,022
Cost of Shares Redeemed	(55,913,698)	(112,766,515)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(4,468,469)	6,789,222

Total Decrease in Net Assets	(79,018,612)	(44,823,040)

Net Assets—Beginning of Year	224,681,337	269,504,377

Net Assets—End of Year	$145,662,725	$224,681,337

Shares
Sold	3,763,123	5,125,506
Issued in Reinvestment of Distributions	500,639	2,126,310
Redeemed	(4,731,266)	(6,665,891)

Net Increase (Decrease) in Shares	(467,504)	585,925

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the Years Ended March 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value—Beginning of Year .	$15.53	$19.42	$16.93	$16.28	$18.59

Income from Investment Operations:
Net Investment Income	0.43	0.49	0.52	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(5.12)	(1.86)	5.00	2.07	(1.63)

Total from Investment Operations	(4.69)	(1.37)	5.52	2.59	(1.12)

Distributions to Shareholders:
From Net Investment Income	(0.43)	(0.49)	(0.52)	(0.52)	(0.51)
From Net Realized Gain	—	(2.03)	(2.51)	(1.42)	(0.68)

Total Distributions	(0.43)	(2.52)	(3.03)	(1.94)	(1.19)

Net Increase (Decrease) in Net Asset Value	(5.12)	(3.89)	2.49	0.65	(2.31)

Net Asset Value—End of Year	$10.41	$15.53	$19.42	$16.93	$16.28

Total Investment Return	(30.40)%	(5.90)%	32.88%	17.18%	(6.35)%
Ratios to Average Net Assets:
Expenses After Reimbursement (Note 2)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses Before Reimbursement (Note 2)	0.86%	0.85%	0.85%	0.85%	0.85%
Net Investment Income	3.58%	2.88%	2.77%	2.95%	2.84%
Supplementary Data:
Portfolio Turnover Rate	39%	29%	38%	16%	10%
Net Assets at End of Year (in thousands)	$145,663	$224,681	$269,504	$194,493	$200,317
Number of Shares Outstanding at End of Year (in thousands)	13,996	14,464	13,878	11,488	12,306

See Notes to Financial Statements.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

FBR American Gas Index Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally.

Security Valuation Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. The value of assets for which quotations are not readily available, including restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

Investment Transactions Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-date. Realized gain and loss from security transactions are computed on an identified cost basis.

Repurchase Agreements In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Distributions Net investment income is computed, and dividends are declared and paid quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

U.S. Federal Income Taxes The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

Use of Estimates The financial statements have been prepared in conformity with accounting principals generally accepted within the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by FBR Fund Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. (“FBR Group”). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Effective November 1, 2002, the Adviser has contractually undertaken to limit the Fund’s total operating expenses to the extent that such expenses exceed 0.85% of the Fund’s average daily net assets. As necessary, these limitations were effected by waivers by the Adviser. The Fund will not pay the Adviser at a later time for any amounts it may waive. Certain Officers and Directors of the Fund are affiliated with the Adviser.

FBR National Bank & Trust (“FBR National”), a subsidiary of FBR Group, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, FBR National serves as custodian of the Fund’s assets and pays the operating expenses of the Fund. For these services, FBR National receives an annual fee of 0.375% of the average daily net assets of the Fund. This annual fee was changed from 0.35% of the average daily net assets of the Fund effective November 1, 2002.

The American Gas Association (“A.G.A.”) serves as administrator for the Fund. As administrator, A.G.A. is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For those services, the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. BORROWING AGREEMENT

The Fund has an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at March 31, 2003.

4. TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS

Tax components of Distributions to Shareholders:

	Ordinary Income		Long-Term Capital Gains
	Dollar amount	Per share amount	Dollar amount	Per share amount
For the Year Ended March 31, 2003	$6,020,369	$0.425288	$—	$—
For the Year Ended March 31, 2002	7,220,196	0.5118952	26,295,821	2.0058738

As of March 31, 2003, components of distributable earnings on a tax basis consisted of capital loss carryforward of $18,251,376, which expires on March 31, 2011.

On March 31, 2003, $3 was reclassified to paid-in capital due to a book to tax difference. Net assets of the Fund were unaffected by the reclassification.

FBR American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (continued)

5. SUBSEQUENT EVENT

At the April 23, 2003 Board Meeting, the Directors approved the change in fiscal year end from March 31 to October 31. In December 2003, the Fund will report a seven-month fiscal year ending October 31, 2003.

FBR American Gas Index Fund, Inc.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders

FBR American Gas Index Fund, Inc.

We have audited the accompanying statement of net assets of the FBR American Gas Index Fund, Inc. (the “Fund”), as of March 31, 2003, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2002 and the financial highlights for each of the four years in the period ended March 31, 2002 were audited by other auditors whose report dated April 19, 2002 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR American Gas Index Fund, Inc. as of March 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

April 18, 2003

FBR American Gas Index Fund, Inc.

Supplemental Information (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge upon request by calling 800.343.3355.

Name, Age Address* and Position with Trust	Term of Office and Tenure	No. of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Director

Michael A. Willner, 47 Director	Director since 2000	12	CEO, AlphaGrip, Inc. since 2001; President, News Traders, Inc., 1996-2000.	None

F. David Fowler, 70 Director	Director since 2000	12	Retired, 1997; Dean, The George Washington University School of Business and Public Management, 1992-1997.	MicroStrategy, Inc.

Louis T. Donatelli, 70 Director	Director since 2000	12	Chairman, Donatelli and Klein, Inc., since 2001 (President 1973-2001); Chairman, First Potomac Realty Investment Trust since 1997.	None

David H. Ellison**, 45 101 Federal Street, Suite 2130 Boston, MA 02110 President	President since 2001	7

Director, CEO and President, FBR Fund Advisers, Inc. since 1999; Fund Manager, FBR Family of Funds, since 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since 2001; and President, Money Management Advisers, Inc., 2001-2002.

				None

Winsor H. Aylesworth**, 56 101 Federal Street, Suite 2130 Boston, MA 02110 Vice President and Treasurer	Vice President and Treasurer since 2001	7

Portfolio Manager, FBR Fund Advisers, Inc. since 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since 2001; Vice President, Money Management Advisers, Inc., 2001-2002; President, GrandView Advisors, Inc., 2001-2002.

				None

W. Bart Sanders**, 39 Vice President	Vice President since 2001	7	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since 1999; Head Trader for the FBR Fund Advisers, Inc., since 1997; Vice President, Money Management Advisers, Inc., 2001-2002.	None

Susan L. Silva**, 36 Vice President and Controller	Vice President and Controller since 2002	12	Vice President, FBR National Bank & Trust since 2002; Manager, Fund Accounting, FBR National Bank & Trust, since 2000; Manager, Fund Accounting, Legg Mason Wood Walker 1996-1999.	None

Dennis D. Delaney**, 33 Secretary	Secretary since 2002	12	Employee, FBR National Bank & Trust since 2002; Fund Administration Supervisor/Senior Fund Accountant, Rydex Fund Services, Inc., 2000-2002; Trading Support Analyst, Koch Industries, 1997-2000.	None

*Unless otherwise stated, the address for each Director and Officer of the Fund is 4922 Fairmont Avenue, Bethesda, MD 20814.

**Interested person

Each Director will hold office until the Fund’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

FBR FUNDS

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

800.622.1386

www.fbr.com/funds/

Investment Adviser

FBR FUND ADVISERS, INC.

1001 NINETEENTH STREET NORTH

ARLINGTON, VA 22209

Distributor

FBR INVESTMENT SERVICES, INC.

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Administrator, Custodian, and Transfer Agent

FBR NATIONAL BANK & TRUST

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Independent Public Accountants

TAIT, WELLER & BAKER

1818 MARKET STREET

PHILADELPHIA, PA 19103

This report is not authorized

for distribution to prospective

investors unless it is preceded or

accompanied by a current prospectus.

FRIEDMAN BILLINGS RAMSEY

FBR American Gas Index Fund, Inc.

Annual Report

March 31, 2003